Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 180 to the Registration Statement of Deutsche DWS Securities Trust (formerly Deutsche Securities Trust) (Form N-1A, No. 002-36238) of our report dated July 24, 2018 on the financial statements and financial highlights of DWS CROCI® Sector Opportunities Fund (formerly Deutsche CROCI® Sector Opportunities Fund) (the “Fund”), included in the Fund’s Annual Report for the fiscal year ended May 31, 2018.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

September 24, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Securities Trust (formerly Deutsche Securities Trust) of our report dated August 24, 2018, relating to the financial statements and financial highlights, which appears in DWS Enhanced Commodity Strategy Fund’s (formerly Deutsche Enhanced Commodity Strategy Fund) Annual Report on Form N-CSR for the year ended June 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

September 24, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Securities Trust (formerly Deutsche Securities Trust) of our report dated July 24, 2018, relating to the financial statements and financial highlights, which appears in DWS Health and Wellness Fund’s (formerly Deutsche Health and Wellness Fund) Annual Report on Form N-CSR for the year ended May 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

September 24, 2018